Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. 2 Forward-looking statements

3 Introductory remarks and commercial update

2023 on track with strong first quarter 4 • Net income in the first quarter of $10 million. Excluding net special items1, net income of $33 million • Record first-quarter revenue and record quarterly free cash flow generation1 of $3.0 billion • Operated more than 476,000 flights in the quarter, with an average load factor of 80.0% • Strong operational performance, serving ~48 million customers during the quarter • Ended the first quarter with $14.4 billion of total available liquidity 1. See GAAP to non-GAAP and free cash flow reconciliations at the end of this presentation.

1Q 19 1Q 23 New loyalty member accounts Loyalty program remains strong 5 • American’s AAdvantage loyalty and travel rewards program continues to grow, with enrollments up ~60% vs. 1Q19 ~ 60% vs. 1Q19

2Q 2023 capacity growth mix 6 • More than 80% of American’s 2Q23 year-over-year capacity growth is driven by restoring its long-haul international network and boosting utilization of its widebody aircraft assets 1. Scheduled ASMs, Diio selling as of 4/24/23, Atlantic includes Middle East/India. Domestic & Short-haul international Long-haul international Contribution to 2Q23 y/y capacity1 growth 18% 82%

7 Financial update

First-quarter results 8Note: May not recalculate due to rounding. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. GAAP Non-GAAP1 (in millions, except share and per share amounts) 1Q23 1Q22 1Q23 1Q22 Operating Income (Loss) $438 ($1,723) $451 ($1,566) Income (Loss) Before Income Taxes $17 ($2,086) $45 ($1,926) Net Income (Loss) $10 ($1,635) $33 ($1,510) Earnings (Loss) per common share: Basic $0.02 ($2.52) $0.05 ($2.32) Diluted $0.02 ($2.52) $0.05 ($2.32) Weighted average shares outstanding (in thousands): Basic 652,000 649,503 652,000 649,503 Diluted 656,707 649,503 656,707 649,503

$1.8 $2.5 $3.2 $2.0 $0.8 $0.5 2022A 2023E 2024E Debt payments1 (in billions) Amortization Maturities $3.8 $3.3 $3.7 Limited capex and debt maturities support deleveraging Younger fleet drives lower capex Note: May not recalculate due to rounding. 1. Source: Company filings, as of December 31, 2022. Debt payments include amortization and final maturity payments for debt and finance leases. 2. Source: Company filings, 2021 includes net inflows from return of PDPs. 9 Limited maturities minimize refi risk $5.2 $2.0 $0.2 $2.5 ~$2.3 20 14 - 20 19 A vg . 20 20 A 20 21 A 20 22 A 20 23 E Total capex forecast2 (in billions) • Manufacturer delivery delays have pushed aircraft capex requirements to outer years

2Q 2021 Total Debt 2019 Unsecured Spare Parts Term Loan LGA/DCA Term Loan Amortizing Debt Lease & Pension YE 2023E Total Debt (1.0) (1.2) (0.8) Deleveraging progress continues… 10 ~10 - 11B 54 Peak • On track to reduce total debt1 from peak levels by $10 to $11 billion by the end of 2023 ($ in billions) ~43 - 44~(4.0) 1. Total debt includes debt, finance leases, operating lease liabilities and pension obligations. 2. Net of new financings. 2 ~(3.5) 2023 estimated amortizing debt2 Total Debt1 Reduction

4.8x 6.7x 4.5x < 4.5x 2019 2022 1Q 2023 2023E Net Debt1/Adj. EBITDAR2 Over Time …and credit ratios are improving 11 • 1Q23 ending net debt1 to adjusted EBITDAR2 ratio of 4.5x, the lowest level since year-end 2019 • Long-term target of BB credit rating would be supported by the completion of our debt-reduction goal and continued earnings strength 1. Net debt is defined as debt, finance leases, operating lease liabilities and pension obligations net of unrestricted cash and short-term investments. 2. Adj. EBITDAR is defined as earnings excluding the impact of net special items before net interest, other non-operating expenses, taxes, depreciation, amortization and aircraft rent. See Adj. EBITDAR reconciliation at the end of this presentation.

Second-quarter and full-year outlook 12 1. CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure. All adjusted operating margin and adjusted earnings per diluted share guidance excludes the impact of net special items and are non-GAAP measures. The Company is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of net special items cannot be determined at this time. Please see GAAP to non-GAAP reconciliation at the end of this document. 2. The Company’s full-year 2023 forecast includes approximately 3 points for the estimated CASM-ex impact of anticipated new labor agreements. 3. Consumption of ~1,040 million gallons in 2Q 2023 based on April 14, 2023 forward fuel curve. 2Q2023 FY2023 Total capacity (ASMs) (vs. 2022) ~+3.5% to +5.5% ~+5% to +8% TRASM (vs. 2022) ~ - 2% to - 4% CASM-ex1, 2 (vs. 2022) ~+3.5% to +5.5% Fuel ($/gallon)3 ~$2.65 to $2.75 Adjusted operating margin1 ~11% to 13% Adjusted earnings per diluted share1 ~$1.20 to $1.40 ~$2.50 to $3.50

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GAAP to non-GAAP reconciliation 14 Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (Loss) (GAAP measure) to Operating Income (Loss) Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Income (Loss) (GAAP measure) to Pre-Tax Income (Loss) Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (Loss) (GAAP measure) to Net Income (Loss) Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings (Loss) Per Share (GAAP measure) to Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

GAAP to non-GAAP reconciliation 15 Percent Increase Reconciliation of Operating Income (Loss) Excluding Net Special Items 2023 2022 (Decrease) Operating income (loss) as reported 438$ (1,723)$ Operating net special items: Mainline operating special items, net (1) 13 157 Operating income (loss) excluding net special items $ 451 $ (1,566) nm Calculation of Operating Margin Operating income (loss) as reported $ 438 $ (1,723) Total operating revenues as reported $ 12,189 $ 8,899 Operating margin 3.6% (19.4%) Calculation of Operating Margin Excluding Net Special Items Operating income (loss) excluding net special items $ 451 $ (1,566) Total operating revenues as reported $ 12,189 $ 8,899 Operating margin excluding net special items 3.7% (17.6%) Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items Pre-tax income (loss) as reported 17$ (2,086)$ Pre-tax net special items: Mainline operating special items, net (1) 13 157 Nonoperating special items, net (2) 15 3 Total pre-tax net special items 28 160 Pre-tax income (loss) excluding net special items 45$ (1,926)$ nm Calculation of Pre-Tax Margin Pre-tax income (loss) as reported $ 17 $ (2,086) Total operating revenues as reported $ 12,189 $ 8,899 Pre-tax margin 0.1% (23.4%) Calculation of Pre-Tax Margin Excluding Net Special Items Pre-tax income (loss) excluding net special items $ 45 $ (1,926) Total operating revenues as reported $ 12,189 $ 8,899 Pre-tax margin excluding net special items 0.4% (21.6%) 3 Months Ended March 31, (in millions)

GAAP to non-GAAP reconciliation 16 Percent Increase Reconciliation of Net Income (Loss) Excluding Net Special Items 2023 2022 (Decrease) Net income (loss) as reported 10$ (1,635)$ Net special items: Total pre-tax net special items (1), (2) 28 160 Net tax effect of net special items (5) (35) Net income (loss) excluding net special items 33$ (1,510)$ nm Reconciliation of Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items Net income (loss) excluding net special items 33$ (1,510)$ Shares used for computation (in thousands): Basic 652,000 649,503 Diluted 656,707 649,503 Earnings (loss) per share excluding net special items: Basic 0.05$ (2.32)$ Diluted 0.05$ (2.32)$ Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel Total operating expenses as reported 11,751$ 10,622$ Operating net special items: Mainline operating special items, net (1) (13) (157) Total operating expenses excluding net special items 11,738 10,465 Aircraft fuel and related taxes (3,167) (2,502) Total operating expenses excluding net special items and fuel 8,571$ 7,963$ Total operating expenses per ASM as reported 18.08 17.84 Operating net special items per ASM: Mainline operating special items, net (1) (0.02) (0.26) Total operating expenses per ASM excluding net special items 18.06 17.58 Aircraft fuel and related taxes per ASM (4.87) (4.20) Total operating expenses per ASM excluding net special items and fuel 13.18 13.38 Note: Amounts may not recalculate due to rounding. FOOTNOTES: (1) (2) 3 Months Ended March 31, Principally included charges associated with debt refinancings and extinguishments. (in cents) The 2022 first quarter mainline operating special items, net principally included a non-cash impairment charge to write down the carrying value of the Company's retired Airbus A330 fleet to the estimated fair value due to the market conditions for certain used aircraft. The Company retired its Airbus A330 fleet in 2020 as a result of the decline in demand for air travel due to the COVID-19 pandemic. (in millions, except share and per share amounts)

Free Cash Flow reconciliation 17 (in millions) 3,333$ (317) 3,016$ (1) (2,796)$ 2,465 14 (317)$ Adjusted net cash used in investing activities The following table provides a reconciliation of adjusted net cash used in investing activities for the three months ended March 31, 2023 (in millions): Net cash used in investing activities Adjustments: Net purchases of short-term investments Decrease in restricted cash Net cash provided by operating activities 3 Months Ended March 31, 2023 Free cash flow Adjusted net cash used in investing activities (1) The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short- term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures.

Net Debt/Adj. EBITDAR reconciliation 18 Adjusted EBITDAR 12/31/2019 12/31/2022 3/31/2023 (in millions) Operating income as reported 3,065$ 1,607$ 3,768$ Adjustments (1): Aircraft rent 1,355 1,400 1,390 Depreciation and amortization 2,318 2,298 2,295 Operating special items, net 641 198 53 Adjusted EBITDAR 7,379$ 5,503$ 7,506$ Net Debt (at end of period) Debt and finance leases 24,315$ 35,663$ 35,165$ Operating lease liabilities 9,129 8,024 7,764 Pension obligations 5,461 2,153 2,043 Total debt 38,905 45,840 44,972 Less: cash and short-term investments 3,826 8,965 11,493 Net debt 35,079$ 36,875$ 33,479$ Net debt to adjusted EBITDAR ratio 4.8x 6.7x 4.5x The Company's ratio of net debt to adjusted EBITDAR is presented below, which is a non-GAAP measure that management believes is an indicator of the Company's level of indebtedness and ability to service such debt, and which may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. Net debt is defined as debt, finance leases, operating lease liabilities and pension obligations, net of unrestricted cash and short-term investments. 12 Months Ended (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations.

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